Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

WAFERING SUPPLY AND SALES AGREEMENT

THIS AGREEMENT, made and entered into in           , Philippines, this           th day of            2007 by and between:

First Philec Solar Corp., a corporation duly organized and existing under the laws of the Philippines, with offices at First Philippine Industrial Park, hereinafter referred to as Supplier;

- and -

SUNPOWER PHILS. MFG., LTD, a foreign corporation duly licensed to do business in the Philippines, with office address at 100 East Trade Avenue, Laguna Technopark Inc., Biñan, Laguna, hereinafter referred to as Purchaser.

WITNESSETH:

WHEREAS, First Philippine Electric Corporation and Purchaser have entered into a Joint Venture Agreement dated                                          (the “JV Agreement”) to form the Supplier;

WHEREAS, pursuant to the JV Agreement, the purpose of Supplier, inter alia, is to provide wafering services to Purchaser;

WHEREAS, the Parties desire to enter into an Agreement pursuant to which Supplier shall provide wafering services to Purchaser;

NOW THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual covenants and obligations hereinafter set forth and in the JV Agreement, and based on the consideration set forth in the JV Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, do agree, as follows:

1.                                      Definition of Terms

In this Agreement the following expressions shall have the following meanings:

1.1                             “Semi-Annual Firm Forecast” shall have the meaning set forth in Section 3.7.

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1.2                             “Affiliate” shall mean with respect to Purchaser, any other corporation or entity directly or indirectly (through one or more intermediaries) controlling, controlled by, or under common control with such Purchaser (including any subsidiary).

1.3                             “Contract Year” shall mean the period of twelve (12) consecutive months beginning from January 1 and ending December 31.  For the first year of operation, it shall mean to refer to the Start-up Date and ending December 31 of the first year of operation.  Notwithstanding the foregoing, if this Agreement expires or is terminated before the end of any Contract Year, such last Contract Year shall end of the date of such expiration or termination.

1.4                             “Delivery” shall have the meaning set forth in Sections 2.1, 3.7.1, 4.1 and 5.2.

1.5                             “Delivery Point” shall have the meaning set forth in Section 2.1.

1.6                             “Initial Schedule” shall have the meaning set forth in Section 3.1.

1.7                             “Initial Term” shall have the meaning set forth in Section 8.1.

1.8                             “Mark-up” shall mean an agreed percentage  to be applied to the sum of the variable cost and fixed cost for wafering services by the Supplier.

1.9                             “Minimum Yield” shall mean a percentage amount equal to the minimum number of good wafers expected to be produced per millimeter of good ingot used divided by the theoretical number of wafers that can be produced per millimeter of good ingot.  The theoretical number of wafers that can be produced is equal to the length of the ingot divided by the wireguide roller pitch.

1.10                       “Non-SP Ingot” shall mean the Silicon Ingot purchased or taken by Supplier from a source other than Purchaser.

1.11                       “Non-SP Silicon Wafers” shall mean Silicon wafers, sliced, manufactured and/or produced substantially from Non-SP Ingot.

1.12                       “Product” shall mean silicon ingot that are already sliced or cut into wafers that meet the specifications of Purchaser.

1.13                       “Renewal Term” shall have the meaning set forth in Section 9.1.

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1.14                       “Representatives” shall have the meaning set forth in Section 8.2.

1.15                       “Requirements” shall have the meaning set forth in Section 5.1.

1.16                       “Specifications” shall mean the physical, technical and functional requirements, as each of such requirements are set forth on Annex “A” hereto for both the SP Ingot and SP Silicon Wafers.

1.17                       “SP Ingot” shall mean the Silicon Ingot consigned, purchased or taken by Supplier pursuant to this Agreement.

1.18                       “SP Silicon Wafers” shall mean Silicon wafers, sliced, manufactured and/or produced substantially from SP Ingot.

1.19                       “Start-up Date” shall mean the date on which Supplier’s installed capacity is sufficient to meet the Purchaser’s first quarter demand (as shown in the table in Section 3.1) as certified in writing by Supplier and Purchaser in accordance with Purchaser’s specifications.

1.20                       “Target Price” shall have the meaning set forth in Sections 3.1 and 3.2.

1.21                       “Target Utilization” shall have the meaning set forth in Sections 2.5 and 3.13.

1.22                       “Yield” shall mean a percentage amount equal to the number of actual good wafers produced per millimeter of good ingot used divided by the theoretical number of wafers that can be produced per millimeter of good ingot used.  The theoretical number of wafers that can be produced is equal to the length of the ingot divided by the wireguide roller pitch.

2.0                                 Ingot Supply Arrangement

2.1                             Subject to the terms and conditions described herein, commencing on the Start-up Date, Purchaser shall guarantee to supply and deliver by consignment to Supplier SP Ingots (based on the Semi-Annual Confirmed Silicon Ingot Delivery Schedules (“Semi-Annual Delivery Schedule”) corresponding to the relevant Semi-Annual Firm Forecast, a copy corresponding to the Semi-Annual Delivery Schedule for the first Semi-Annual Firm Forecast is hereto attached as Annex “B”) and the JVC shall take delivery of the SP Ingots from Purchaser. Delivery Point shall be at JVC warehouse.

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2.2                             The quality of the Ingots shall be in accordance with the Ingot specifications of Purchaser, a copy of which is attached hereto as “Annex A”, which may be amended from time to time by the parties.  Defective ingots shall not be counted as delivered SP ingots.

2.3                             The Parties shall, from time to time, update and adjust the Semi-Annual Delivery Schedule corresponding to the relevant Semi-Annual Firm Forecast to insure the attainment of the agreed utilization of the JV wafering capacity as shown in Table 1 of Section 3.1.

2.4                             SP and Non-SP ingots must be properly segregated by the Supplier to ensure proper handling and accounting.

2.5                             In case Supplier is unable to meet its target utilization by a shortfall in the delivery of actual sliced wafers against the forecast for each quarter and such shortfall is due to the following:

a)                                      failure of Purchaser to supply the requisite number of SP ingots in accordance with the applicable Delivery Schedule; or

b)                                     due to lower actual wafering demand not attributable to Seller or Section 3.7.1 (a) and (b).

Supplier shall allow Purchaser to make up for the shortfall during the next succeeding two (2) quarters.  If Purchaser fails to do so, Purchaser shall compensate Supplier in accordance with the following:

% shortfall vs forecast
for the 3 quarters	Compensation

***%	***

>***% up to ***%	***

>***%	***

For this purpose, fixed cost per unit is understood to refer to the actual fixed cost divided by the forecast volume. The elements of fixed cost are limited to actual depreciation of equipment, facilities expense, fixed utilities  cost and labor allocated to Purchaser.

The capacity is deemed used if sold or utilized to third party customers. Supplier shall notify Purchaser if capacity is to be sold or utilized by third

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party customers and Supplier may proceed to do so if no written contrary advice is received from Purchaser within three (3) days from notice. Purchaser may deny such use or utilization only if Purchaser will be making use of Supplier’s capacity and for no other reason.

3.0                                 SP Silicon Wafer Supply and Purchase Arrangement

3.1                             Subject to the terms and conditions described herein, Supplier hereby agrees to supply and deliver to Purchaser, and Purchaser hereby agrees to purchase and take, the SP Silicon Wafers sliced or manufactured by Supplier that meet the order and Specifications of Purchaser in accordance with the following rates and 5 year schedule (the “Initial Schedule”) see Table I

Table I — Five- year Silicon Wafer Supply Schedule

Year	Quarter	Forecast Wafers (K units)	Minimum Yield	Mark-up	Target Price
2008	Q308	***	***	***	***
	Q408	***	***	***	***
2009	Q109	***	***	***	***
	Q209	***	***	***	***
	Q309	***	***	***	***
	Q409	***	***	***	***
2010	Q110	***	***	***	***
	Q210	***	***	***	***
	Q310	***	***	***	***
	Q410	***	***	***	***
2011	Q111	***	***	***	***
	Q211	***	***	***	***
	Q311	***	***	***	***
	Q411	***	***	***	***
2012	Q112	***	***	***	***
	Q212	***	***	***	***
	Q312	***	***	***	***
	Q412	***	***	***	***
2013	Q113	***	***	***	***
	Q213	***	***	***	***

3.2                             At the beginning of each quarter, an initial price (“Initial Price”) shall be determined based on the cost forecast of Supplier for the applicable quarter using the following formula:

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Price :                                        (***% x cost per unit x applicable Mark-up)

Plus

(***% x Target Price)

Where:                                                       a) cost per unit is total sum of the wafering manufacturing cost allocated to Purchaser, excluding cost of silicon loss, compensation under Section 3.15  and that portion of the JV’s fixed cost attributable to the event under Section 3.15, divided by the total number of Products.  The cost of silicon loss represents the cost of additional SP Ingot lost corresponding to the difference between the minimum yield and actual yield in the event that the actual yield is less than the applicable target yield provided in the table above. (For this purpose silicon loss associated with defective incoming ingot shall not be borne by the JVC and shall not form part of this formula).  The fixed cost attributable to the event under Section 3.16 is equivalent to the actual fixed cost divided by the confirmed demand multiplied by the difference between the confirmed demand and quantity of wafers delivered for the quarter.

With respect to computing the Initial Price, it is understood that this is based on an estimate of the cost per unit.

A sample computation is hereto attached as Annex “C.”

b) The Target Price shall be based on the target standard cost of $*** plus ***% mark-up.

c) Prices shall be “ex-works” and shall be expressed up to three (3) decimal places.

3.3                             Supplier shall be entitled to be paid the Initial Price for every good Product delivered to the Purchaser.

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3.4                             At the end of each quarter, the Actual Price shall be calculated using the formula in par. 3.2 based on the Supplier’s actual cost per unit for the preceding quarter.  If the Actual Price is different from the Initial Price, a reconciliation of the Total Billings for the quarter must be made.  The reconciliation must show the following:

Total Billings using Initial Price

Less:

Total Quantities of Product Delivered for the Qtr x Actual Price

Any resulting difference must be covered by an adjustment billing or credit note issued to the Purchaser. Total Billings shall mean the sum of Supplier’s total invoices to Purchaser for the quarter.

3.5                             In the event the actual yield is less than the applicable Minimum Yield in the above table, the Supplier shall credit or deduct from its invoices *** (***%) percent of the actual cost of SP Ingot corresponding to the difference between the actual yield and the Minimum yield.  The actual cost of the SP Ingot is understood to be net of the resale value of the Silicon materials.

3.6                             The above Forecast Wafers as shown in Table 1 in Section 3.1 are the indicative Product demand by Purchaser of which the first six months is firm and guaranteed by the Purchaser upon Supplier’s confirmation of the available capacity for the first six months.  Supplier must confirm and guarantee the availability of capacity to meet the first six months demand not later than March 15, 2008.

3.7                             The following governs Purchaser’s forecasts and Supplier’s shortfalls in capacity:

3.7.1      Subsequent to the first six months of the Schedule and every 180 days thereafter, Purchaser may provide a revised 5 year demand forecast (“5-year Forecast”) of which the first six months, subject to Supplier’s confirmation, shall be firm and guaranteed (the “Semi-Annual Firm Forecast”). Supplier must confirm and guarantee the availability of capacity to meet the first half year demand not later than 90 days before the start of the relevant six months.  “Firm and guaranteed” means that Purchaser will purchase and take delivery of the total number of wafers stated in the Semi-Annual Firm Forecast.   The Semi-Annual Firm Forecast shall, likewise be taken by the Supplier for purposes of capacity build up plan and

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equipment purchase plan. Each Semi-Annual Firm Forecast shall not be lower than the installed capacity of Supplier for the duration of this Agreement except in the following cases:

a)                                      Market condition is such that the worldwide silicon solar cell demand of Purchaser and its Affiliates is substantially reduced; and

b)                                     the JVC wafering price is consistently higher compared to the actual wafering price of at least 3 other wafering suppliers of Purchaser for a period of 3 consecutive quarters, provided that this become operative only after two (2) years from execution of this Agreement on Q1, Year 2011.

3.8                             In case of a shortfall in Supplier’s guaranteed capacity resulting in its inability to satisfy the volume order(s) of Purchaser, Purchaser shall allow Supplier to make up for the shortfall during the next succeeding two (2) quarters. If Supplier fails to do so, Supplier agrees to compensate the Purchaser in accordance with the following:

% shortfall vs guaranteed capacity	Compensation

***%	***

>***% up to ***%	***

>***%	***

For this purpose, incremental cost is understood to refer to the Purchaser’s actual landed cost for going to third party supplier less Supplier’s price ex-works. A shortfall is deemed to occur when Supplier’s actual wafers delivered is less than Purchaser’s confirmed demand and is due to causes other than a shortage of SP ingots.  It shall be determined through a quarterly review by Supplier and Purchaser.

For purposes of computing the incremental cost, Purchaser’s comparable landed cost shall be capped at *** percent (***%) of Supplier’s price.

3.9                             Not later than the 15th day of each month, Purchaser should provide a rolling forecast covering the succeeding six (6) months to enable Supplier to plan its production schedule.

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3.10                       All confirmations required under this Section shall be in writing.  If no such confirmation is received within the prescribed period, the capacity or demand is deemed confirmed.

3.11                       Supplier shall hold for safekeeping and account all SP Ingot tails, wings, broken wafers, reject or non-conforming wafers and all other residual silicon materials.  Purchaser shall periodically collect them for sale to third parties.

3.12                       Finished wafers shall be delivered by Supplier to Purchaser on a daily basis.

3.13                       Supplier shall be the preferred supplier of wafers for Purchaser. In  the event that Purchaser has an increased demand for wafers,  Purchaser will give first priority to Supplier to meet such demand.  In the case of a decreased demand for wafers, Purchaser shall give first priority to Supplier with respect to any of its orders.  The foregoing is without prejudice to, and does not affect, Purchaser’s other obligations in this Agreement particularly on its firm and guaranteed orders and guaranteed target utilization.

3.14                       The parties agree to make corresponding adjustments in the pricing formula in the event of an extraordinary increase or decrease amounting to at least ***% in the price of silicon carbide, polyethylene glycol, or wire.

4.                                       Invoices and Payment

4.1                             As soon as reasonably practicable after each Delivery under this Agreement, Supplier shall issue an invoice to Purchaser for the Products that were the subject of the Delivery.  Each such invoice shall contain the following information specific to the Delivery:

(i)                                     an invoice number for tracking purposes;

(ii)                                  the applicable Purchaser Order number (if provided by Purchaser);

(iii)                               the quantity of Products shipped;

(iv)                              the date of shipping;

(v)                                 the shipping destination and

(vi)                              the applicable purchase price.

Invoices may be sent by any normally reliable means, including electronically, facsimile, hand-delivery or other methods.

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4.2                             In the event that Purchaser does not dispute the purchase price set forth in an invoice within ten (10) working days from receipt thereof, Purchaser shall pay such purchase price within thirty (30) days after Purchaser’s receipt of such invoice. Late payments shall earn interest equivalent to the rate of interest currently being paid by Supplier for its loans..

4.3                             In case Purchaser disputes the amount billed in any invoice, Purchaser shall pay the undisputed portion of the invoice, and the Parties shall engage in good faith discussions to resolve such dispute within five (5) days from the written request of any party.  If such dispute is not resolved within ninety (90) days after Purchaser’s receipt of the invoice, either Party may resolve the dispute by arbitration in accordance with Section 10.7.

4.4                             All payments by Purchaser hereunder shall be made in United States dollars by wire transfer of the applicable payment into the bank account notified by Supplier to Purchaser in the invoice, or to such other bank account notified by Supplier to Purchaser in writing.

4.5                             Each Party shall be responsible for all sales, use, excise, value-added or other taxes, tariffs, duties or assessments levied or imposed at any time against it by any Governmental Authority.

5.0                                 Quality; Defects; Inspection

5.1                             An inspection of each shipment of the Products shall be made by Purchaser in accordance with sound business practice upon Delivery.  The final inspection of the Products shall be performed by Purchaser at its manufacturing facility within *** days of receipt of the same.  In the event that any Product fails to meet the Specifications, Purchaser shall notify Supplier in writing within *** days of such finding, and Supplier shall remedy such damage or defect as set forth in Section 6.2.  Purchaser shall be deemed to have accepted the Products if no such notice is received by Supplier after *** days.

Purchaser and Supplier shall work towards accrediting Supplier as a dock-to-stock vendor of Purchaser

5.2                             Supplier shall permit Purchaser (or an independent quality control auditor reasonably acceptable to Supplier) to inspect the Supplier’s facilities from time to time on at least *** Days’ notice to Supplier for the purpose of

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determining whether the Product meets the Specifications and that Supplier is otherwise complying with its obligations under this Agreement.

6                         Warranties; Limitation of Liability

SP Products

6.1                                 Supplier represents and warrants that all Products supplied by Supplier under this Agreement shall be (i) free from liens and defects in title that prevent their distribution to or by Purchaser and (iii) free from any defects in materials and workmanship.  Supplier further represents and warrants that the Products sold by Supplier to Purchaser as the Products conforming to the Specifications shall meet the Specifications.

6.2                                 Without prejudice to any other rights Purchaser may have under this Agreement, if Supplier’s warranty in Section 6.1 is breached, Purchaser, at Purchaser’s sole option, may by written notice (i) demand and receive a refund/credit of the applicable purchase price (or the portion of the purchase price applicable to the returned Products) upon the return (at Supplier’s sole cost) of all or a portion of the Products which fail to conform to Supplier’s warranty in Section 6.1 and/or (ii) demand and receive replacement for the Products which fail to conform to Supplier’s warranty in Section 6.1

6.3                                 In case Purchaser exercises its right to return all or a portion of the Products pursuant to Section 6.2, Supplier shall immediately repay the applicable purchase price (or the portion of the purchase price applicable to the returned Products) by wire transferring such purchase price into a bank account designated by Purchaser or credit the amount against future deliveries, and Supplier shall bear and pay all banking charges related to such payment.  In case Purchaser exercises its right to demand replacement pursuant to Section 6.2, Supplier shall, as soon as practicable, deliver (or cause to be delivered) the replacement to the location designated by Purchaser, and Supplier shall bear and pay all fees and expenses associated with such delivery.

SP Ingots

6.4                                 Purchaser warrants that all SP Ingots supplied by Purchaser under this Agreement shall be (i) free from liens and defects in title that prevent their distribution to or by Supplier and (iii) free from any defects in materials and workmanship.  Purchaser further represents and warrants that the Ingots

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consigned by Purchaser to Supplier as conforming to the Specifications shall meet the Specifications.  Supplier shall establish a materials review board with respect to exceptional ingot lots which do not meet the Specifications that will decide on how the non-conforming ingots will be treated.

Breach and Damages

6.5                                 Notwithstanding any provision to the contrary, neither party shall be responsible or liable for any breach of this Agreement attributable to the other party and neither party shall be entitled to seek or receive any remedies against the other in case the breach by a party is attributable to the defaulting party or its subsidiaries.

6.6                                 Except as specifically provided in this Agreement, in no event shall either party be liable to the other party for any special, exemplary, punitive, indirect, incidental or consequential damages whether arising out or contract, tort, strict liability or otherwise resulting from or related to this Agreement (Whether or not a party knew or should have known the possibility of any such damages).

7                         Confidentiality

7.1                Confidential Information.  The terms and conditions of this Agreement and any information provided by one Party to the other Party which has been indicated as confidential shall be deemed confidential information (the “Confidential Information”).

7.2                Restrictions On Use and Disclosure.  Once any Confidential Information is provided by a Party to the other Party, the receiving Party shall, and shall cause its respective directors, officers, principals, members, employees, consultants, contractors, agents and representatives (collectively, “Representatives”) (i) not to deliver, divulge, disclose or communicate, or permit to be delivered, divulged, disclosed or communicated, to any third party, other than its permitted contractors under this Agreement, in any manner, directly or indirectly, any Confidential Information of the disclosing Party, (ii) to disclose or give access to, or permit to be disclosed or given access to, any such Confidential Information, only to those of its Representatives that have a need to know such Confidential Information, (iii) to ensure that such Representatives are bound in writing to confidentiality obligations applicable to the Confidential Information on terms no less strict than those set forth in this Section 7, and (iv) to take all other necessary or

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                               advisable actions to preserve the confidentiality and security of the Confidential Information of the disclosing Party.  For avoidance of any doubt, the Parties may disclose any Confidential Information, including this Agreement, to the credit rating agencies to the extent deemed necessary and requested by such agencies, subject to the restrictions and covenants stated in (iii) and (iv) of this Section 7.2.

7.3                Exclusions.  The restrictions contained in Section 7.2 shall not apply to information of the disclosing Party that (i) is or becomes generally known to the public through no fault of the receiving Party including without limitation any acts or omissions of the receiving Party in violation of this Agreement, (ii) is disclosed to the receiving Party without obligation of confidentiality by a third person who has a right to make such disclosure and the receiving Party is able to document the independent source, (iii) was in the possession of the receiving Party at or prior to the time of receipt from the disclosing Party, as evidenced by contemporaneous, corroborated written records, without being subject to another confidentiality agreement or (iv) is independently developed without reliance on Confidential Information.

7.4                Compelled Disclosure.  If a receiving Party or its Representatives is requested or required to disclose any Confidential Information of the disclosing Party otherwise than in accordance with this Agreement by a Governmental Authority or pursuant to any applicable laws, regulations, or judicial orders, including without limitation any disclosures in connection with filings with the U.S. and Philippine Securities and Exchange Commission, NASDAQ, the Philippine Stock Exchange or otherwise, such receiving Party shall provide the disclosing Party with prompt prior written notice of such request or requirement prior to disclosing the Confidential Information.

7.5                Press Releases.  Except as permitted under this Section 7, neither Party shall issue any press release or make any public announcement which includes or otherwise uses the name of the other Party, or relates to this Agreement or to the performance hereunder in any public statement or document, without the prior review and written approval of the other Party, which approval shall not be unreasonably withheld or delayed.  Any such review shall be completed as soon as practicable, but in any event within five (5) Business Days of receipt of the proposed statement or document.

8                         Term, No Exclusivity and Termination

8.1                Term and No Exclusivity.  Subject to Section 8.3 below, this Agreement shall commence upon the Execution Date and shall remain in full force for five (5)

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                               years from the Start-up Date, unless earlier terminated pursuant to Section 8.2 (the “Initial Term”).  The Initial Term, upon expiration, shall be renewed upon mutual agreement (the “Renewal Term”), subject to the Parties’ agreement on price and other material terms and conditions of the Agreement.  The Parties shall commence good faith negotiations of the new terms and conditions for the Renewal Term and shall attempt to agree on the terms and conditions of the Renewal Term at least six (6) months prior to the expiration of the Initial Term.

The parties acknowledge that subject to the provisions herein, this Agreement is not exclusive, and Supplier is free to supply wafering services to other customers and Purchaser is free to purchase wafering services from other providers.

8.2                Termination.

8.2.1                        Mutual Agreement.  This Agreement may be terminated at any time upon mutual agreement of the Parties.

8.2.2                        Unilateral For Certain Events.  Either Party shall have the right to terminate this Agreement upon termination of the Joint Venture Agreement.  In addition, Supplier shall have the right to terminate this Agreement if Purchaser fails to pay the applicable purchase price as required under this Agreement, and fails to cure such breach within sixty (60) days after the delivery by Supplier to Purchaser of notice to cure such breach.

8.2.3                        Bankruptcy/Insolvency.  If a Party (or its creditors or any other eligible party) files for its liquidation, bankruptcy, reorganization, composition, dissolution or other similar proceedings or arrangement, or if such Party is unable to pay any material debts   as they become due, has explicitly or implicitly suspended payment of any debts as they became due (except debts contested in good faith), or if the creditors of the such Party have taken over its management, or if the relevant financial institutions have suspended clearing house privileges with regard to such Party, then the other Party shall be entitled to immediately terminate this Agreement.

8.2.4                        Effect of Termination.  The orders that have been accepted, the SP Ingot which Supplier has already received (or will receive in accordance with accepted orders) and the SP Ingots that have already been sliced into Products by Supplier as well as the Parties’

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                                                respective obligations with respect thereto shall survive termination of this Agreement.  The expiration or termination of this Agreement shall not relieve the Parties of any obligations accruing prior to such termination, and any such termination shall be without prejudice to the rights of either Party against the other conferred on it by this Agreement.   In addition, the provisions of Sections 4, 7, 8 and 9 shall survive expiration or termination of this Agreement for any reason as long as necessary to permit their full discharge.

8.2.5                        Effectiveness of Agreement.  The Parties hereby acknowledge and agree that this Agreement takes effect upon execution and this Agreement shall terminate concurrently with the termination of the JV Agreement.

9.             Miscellaneous

9.1              Force Majeure.  Neither Party shall be responsible for suspension of its performance (other than any obligation to make payments) under this Agreement if such suspension is caused by fortuitous events as defined by Article 1174 of the New Civil Code, or by fire, flood, strikes, riots, terrorism, acts of war, , or compliance with applicable laws, rules or regulations of any governmental authority or by compliance with any order or decisions of any court, board or other governmental authority or by any cause beyond the reasonable control of such Party.

9.2              Entire Agreement.  Subject to the Joint Venture Agreement, this Agreement (including the Schedules hereto) and the agreements, documents and instruments to be executed and delivered pursuant to the JV Agreement are intended to embody the final, complete and exclusive agreement between the Parties with respect to the matters addressed herein; are intended to supersede all prior agreements, understandings and representations written or oral, with respect thereto; and may not be contradicted by evidence of any such prior or contemporaneous agreement, understanding or representation, whether written or oral.

9.3             Modifications.  This Agreement shall not be modified, amended, canceled or altered in any way, and may not be modified by custom, usage of trade or course of dealing, except by an instrument in writing signed by both Parties.  All amendments or modifications of this Agreement shall be binding upon the Parties despite any lack of consideration so long as the same shall be in writing and executed by the Parties.

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9.4             Waiver.  The performance of any obligation required of a Party hereunder may be waived only by a written waiver signed by the other Party, and such waiver shall be effective only with respect to the specific obligation described.  The waiver by either Party of a breach of any provision of this Ingot Supply Agreement by the other Party shall not operate or be construed as a waiver of any subsequent breach of the same provision or another provision of this Agreement.

9.5              Export Controls.  Neither Party shall commit any act or cause any person to commit any act which would violate any applicable export control laws, rules or regulations, and each Party will take any and all actions within its ability to assure compliance with such laws, rules or regulations.  The Parties shall not, directly or indirectly, export, re-export or transship the Product and/or technical data for such Product in violation of any applicable export control laws promulgated and administrated by the government of any country having jurisdiction over the Parties or the transactions contemplated herein.

9.6              Severability.  In the event that any term, condition or provision of this Agreement is held to be or become invalid or be a violation of any applicable law, statute or regulation, the same shall be deemed to be deleted from this Agreement and shall be of no force and effect and the Agreement shall remain in full force and effect as if such term, condition or provision had not originally been contained in this Agreement.  The validity and enforceability of the other provisions shall not be affected thereby.  In such case or in the event that this Agreement should have a gap, the Parties hereto shall agree on a valid and enforceable provision completing this Agreement, coming as close as possible to the economic intentions of the Parties.  In the event of a partial invalidity the Parties agree that this Agreement shall remain in force without the invalid part.  This shall also apply if parts of this Agreement are partially invalid.

9.7             Governing Law and Dispute Resolution.  This Agreement, and the rights and obligations of the Parties hereunder, shall be interpreted and governed in accordance with the laws of the Philippines, without regard to conflict of laws principles.    Any disputes incapable of being resolved by mutual agreement of the Parties shall be handled in accordance with the JV Agreement.

9.8            Notices.  All notices, demands, requests, consents or other communications hereunder shall be in writing and shall be given by personal delivery, by express courier, by registered or certified mail with return receipt requested, or by facsimile, to the Parties at the addresses shown below, or to such other address as may be designated by written notice given by either Party to the other Party.  Unless conclusively proved otherwise, all notices, demands, requests, consents or other communications hereunder shall be deemed effective upon delivery if

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                        personally delivered, five (5) days after dispatch if sent by express courier, fourteen (14) days after dispatch if sent by registered or certified mail with return receipt requested, or confirmation of the receipt of the facsimile by the recipient if sent by facsimile.

To Supplier:

First Philec Solar Corporation

Attention:
Fax:
Email:

With a copy to:

To First Philec:

First Philippine Electric Corporation
2nd Floor, Benpres Building
Exchange Road corner Meralco Avenue
Pasig City, Philippines

Attention: Managing Director — Electronics Division
Fax: 632-490-0116

To Purchaser:

SunPower Philippines Mfg Ltd
100 East Main Ave.
LTI, Binan, Laguna
Philippines

Attention: VP Manufacturing Operations or Finance Director
Fax: 632- 841-9720

9.9               Assignment.  This Agreement may not be assigned or otherwise transferred by either Party, in whole or in part, whether voluntary, or by  operation of law, except, with respect to Purchaser, in connection with a permitted assignment and transfer under the JV Agreement.  Subject to the foregoing, this Agreement shall

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                        be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

9.10   Third Party Benefits.  This Agreement shall be binding upon, and inure to the benefit of, each of the Parties and their respective successors and permitted assigns.  Nothing contained in this Agreement, express or implied, shall be deemed to confer any right or remedy upon, or obligate any Party to, any person or entity other than the Parties and their respective successors and permitted assigns.

9.11   Remedies.  The remedies described in this Agreement are not exclusive remedies, and upon breach of this Agreement, either Party shall be entitled alternatively or cumulatively to any available remedy against the other Party under the applicable law (including remedies available under this Agreement).  Each Party shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that such Party may have for a breach of this Agreement.

9.12   No Partnership or Agency.  Nothing in this Agreement (as opposed to the JV Agreement separately) shall be construed as creating a joint venture, partnership, agency, employment relationship, franchise relationship or taxable entity between the Parties, and neither Party shall have the right, power or authority to create any obligation or duty, express or implied, on behalf of the other Party, it being understood that the Parties are independent contractors vis-à-vis one another.

9.13   Captions.  The section headings and captions contained herein are for purposes of reference and convenience only and shall not in any way affect the meaning or interpretation of this Agreement.

9.14   Number and Gender.  Whenever used in this Agreement, the singular terms shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.

9.15   English Language.  The official language of this Agreement is English.  All contract interpretations, notices and dispute resolutions shall be in English.  Any attachments or amendments to this Agreement shall be in English.  Translations of any of these documents shall not be construed as official or original versions of such documents.

9.16   Counterparts.  This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same

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                        instrument, and which shall be the official and governing version in the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by the duly authorized officers and/or representatives of the parties hereto at the place and on the date first above written.

FIRST PHILEC SOLAR CORP.	SUNPOWER PHILS. MFG., LTD
By:	By:

/s/ DANILO C. LACHICA	/s/ GREGORY D. REICHOW
DANILO C. LACHICA	GREGORY D. REICHOW
President	Vice-President for Manufacturing Operations

IN THE PRESENCE OF:

/s/ illegible	/s/ illegible

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ANNEX A

***

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Annex B

First Semi Annual Delivery Schedule (Ingots)

Quarter	Estimated Delivery (Mtons)

Q308	***
Q408	***

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ANNEX C — SAMPLE COMPUTATION

Pricing Formula:	(***% x cost per unit x applicable Mark-up)
Plus
(***% x Target Price)

Sample Computation:
	Where:	Target Price = $***
Cost per unit = $***
Applicable Mark-up = ***%

	Price =	(***% x cost per unit x applicable Mark-up)
Plus
(***% x Target price)

= (***% x *** x ***) + (***% x ***)

= (***) + (***)

= ***

Price = $***

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